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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 9, 2000
                                                         ----------------




                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




    Georgia                      000-22571                   58-1915632
--------------------------------------------------------------------------------
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)




1950 Spectrum Circle, Suite B-100, Marietta, Georgia                30067
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (678) 264-0400
                                                           --------------





(Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS.

         On November 9, 2000, Professional Transportation Group Ltd., Inc. (the Company") announced that it has received a notification from its principal outside lender that it has accelerated the payment of the entire lending facility in the approximate amount of $16.3 million. In addition, the Company announced that it and its auditors, Yohalem Gillman & Company LLP are reviewing certain revenue recognition matters for the Company's previously filed quarterly reports on Form 10-Q for the periods ending March 31 and June 30, 2000. Until this review is completed, the Company's financial statements for these periods should not be relied upon. The Company also expects that it will not file timely its quarterly report for the three and nine month periods ending September 30, 2000 because of the uncertainty of the impact of the review for the prior quarters on the current periods. The Company expects to restate the first two quarters to show net losses rather than the net income previously reported.

         In addition, the Company announced that Dennis A. Bakal, its President and Chief Executive Officer, resigned as President and Chief Executive Officer and that W. Anthony Huff, the Chairman of the Company's Board of Directors, has been removed from his position as Chairman. Messrs. Bakal and Huff will remain as directors of the Company. William R. Asbell, Jr., the Company's interim Chief Financial Officer and General Counsel, has agreed to become the Company's Acting President.

         Further information is contained in the Company's press releases which are attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c)  Exhibits.

     99.1     Press Release dated November 9, 2000.
     99.2     Press Release dated November 9, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PROFESSIONAL TRANSPORTATION GROUP
                                  LTD., INC.


                                  By:  /s/ William R. Asbell, Jr.
                                  ----------------------------------------------
                                     William R. Asbell, Jr.
                                      Acting President, Interim Chief Financial
                                       Officer and General Counsel

Dated:  November 9, 2000


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                                  EXHIBIT INDEX


      Exhibit
       Number      Exhibit Name
       ------      ------------
        99.1       Press Release dated November 9, 2000
        99.2       Press Release dated November 9, 2000